Exhibit 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement of our reports dated October 29, 1998, included in Transaction Systems Architects, Inc.'s Annual Report on Form 10-K/A for the fiscal year ended September 30, 1998, and to all references to our firm included in this Registration Statement.

                                                    ARTHUR ANDERSEN LLP

Omaha, Nebraska,
 June 30, 1999